UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2016
Date of Report (Date of earliest event reported)
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PICO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)
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California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 9, 2016, PICO Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report, among other things, the appointment of Howard B. Brownstein as a member of the Company’s Board of Directors (the “Board”). The Company is filing this amendment to the Initial Form 8-K to provide information called for by Item 5.02(d)(3) which was not determined at the time of the filing of the Initial Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On February 19, 2016, the Board appointed Howard B. Brownstein to serve as Chair of the Audit Committee of the Board, effective immediately.

Item 8.01	Other Events.

The information included in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Important Additional Information and Where to Find It

PICO, its directors and certain of its executive officers and employees are deemed to be participants in a solicitation of consent revocations from PICO’s shareholders in connection with a pending consent solicitation by a shareholder seeking consents to call a special meeting of shareholders (the “Special Meeting Solicitation”). On February 16, 2016, PICO filed a revised preliminary consent revocation solicitation statement (the “Consent Revocation Solicitation Statement”) and accompanying form of BLUE revocation card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of consent revocations relating to the Special Meeting Solicitation.

INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE CONSENT REVOCATION SOLICITATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING BLUE REVOCATION CARD AND ANY OTHER RELEVANT DOCUMENTS THAT PICO WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Consent Revocation Solicitation Statement, including the schedules and appendices thereto.

Shareholders will be able to obtain, free of charge, copies of the Consent Revocation Solicitation Statement (including any amendments or supplements thereto), the accompanying BLUE revocation card, and any other documents filed by PICO with the SEC in connection with the Special Meeting Solicitation at the SEC’s website (www.sec.gov), at PICO’s website (http://investors.picoholdings.com) or by writing to the Company’s Corporate Secretary at PICO Holdings, Inc., 7979 Ivanhoe Avenue, Suite 300, La Jolla, CA 92037 or by calling PICO’s Corporate Secretary at (858) 456-6022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2016

PICO HOLDINGS, INC.

By:	/s/ Maxim C.W. Webb
Name:	Maxim C. W. Webb
Title:	Executive Vice President, Chief Financial Officer, Treasurer, and Secretary